Fair Value Measurements	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 6 Fair Value Measurements

We have identified investments in marketable securities and interest rate financial derivative instruments as those items that meet the criteria of the disclosure requirements and fair value framework of FASB ASC 820.

The following tables present assets and liabilities measured and recorded at fair value in our consolidated balance sheets on a recurring basis and their level within the fair value hierarchy (in thousands), excluding long-term debt (see “Note 12—Long-Term Debt”). We did not have any transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2015.

		Fair Value Measurements at December 31, 2014
	As of December 31, 2014	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs
Description		(Level 1)	(Level 2)
Assets
Marketable securities(1)	$5,950	$5,950	$—

Total assets	$5,950	$5,950	$—

Liabilities
Undesignated interest rate swaps(2)	$26,109	$—	$26,109

Total liabilities	$26,109	$—	$26,109

		Fair Value Measurements at December 31, 2015
	As of December 31, 2015	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs
Description		(Level 1)	(Level 2)
Assets
Marketable securities(1)	$5,486	$5,486	$—

Total assets	$5,486	$5,486	$—

Liabilities
Undesignated interest rate swaps(2)	$2,013	$—	$2,013

Total liabilities	$2,013	$—	$2,013

(1)	The valuation measurement inputs of these marketable securities represent unadjusted quoted prices in active markets and, accordingly, we have classified such investments within Level 1 of the fair value hierarchy. The cost basis of our available-for-sale marketable securities was $5.4 million at December 31, 2014 and $5.3 million at December 31, 2015. We sold marketable securities with a cost basis of $0.7 million during the year ended December 31, 2015 and recorded a gain on the sale of $0.4 million, which was included within other expense, net in our consolidated statement of operations.
(2)	The fair value of our interest rate financial derivative instruments reflects the estimated amounts that we would pay or receive to terminate the agreement at the reporting date, taking into account current interest rates, the market expectation for future interest rates and current creditworthiness of both the counterparties and ourselves. Observable inputs utilized in the income approach valuation technique incorporate identical contractual notional amounts, fixed coupon rates, periodic terms for interest payments and contract maturity. Although we have determined that the majority of the inputs used to value our derivatives fall within Level 2 of the fair value hierarchy, the credit valuation adjustments, if any, associated with our derivatives utilize Level 3 inputs, such as the estimates of the current credit spread, to evaluate the likelihood of default by us or our counterparties. We also considered the existence of offset provisions and other credit enhancements that serve to reduce the credit exposure associated with the asset or liability being valued. We have assessed the significance of the inputs of the credit valuation adjustments to the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.